Exhibit 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                            THE PERIOD ENDED 11/30/02

IN RE:
                                     CASE NO:          01-44007 THROUGH 10-44015
                                                       -------------------------
                                     Chapter 11
Phar-Mor, Inc                        Judge:                   Judge Bodoh
----------------                                       -------------------------


As debtor-in-possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

                     Summary of Cash & Debt Activity                     Page 2
     ------------
                     Weekly Cash Summary                                 Page 3
     ------------
                     Accounts Receivable Rollforward                     Page 4
     ------------
                     Accounts Payable Rollforward                        Page 5
     ------------
                     Officer & Director Pay                              Page 6
     ------------
                     Closed Bank Accounts                                Page 7
     ------------
                     Balance Sheet                                       Page 8
     ------------

and they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2) That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

3) That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases are current.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.


Dated:      12/10/02                           /s/ Martin S. Seekely
        ------------------------             -----------------------------------
                                               Debtor-in-Possession


                                                Vice President and Chief
                                                   Financial Officer
                                             -----------------------------------
                                               Title

                                                330-740-2920
                                             -----------------------------------
                                                Phone

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


Phar-Mor, Inc
Lead Schedule(1)(2)

Summary of Cash and Debt Activity

                                                                 4-Weeks Ended
                                                                   11/30/2002
                                                              ---------------------
Cash Summary (3) (4)

Beginning Cash Balance                                                $ 52,835,199

+ Total Receipts                                                       $ 5,003,535
- Total Disbursements                                                    1,819,568
                                                              ---------------------
                   Net Cash Activity                                   $ 3,183,967

Cash Balance before Debt                                              $ 56,019,166
Net Fleet Activity                                                               -
                                                              ---------------------
                 Ending Cash Balance                                  $ 56,019,166

Fleet Retail Finance Debt Activity Summary (4)
Beginning Revolver Balance                                                     $ -
+/- Total Facility Activity (5)                                                  -
                                                              ---------------------
             Ending Revolver Balance                                           $ -

Attached Schedules
Schedule Name                                                         Page
Schedule A - Weekly Cash Summary                                       3
Schedule B - Accounts Receivable Rollforward                           4
Schedule C - Accounts Payable Rollforward                              5
Schedule D - Officer and Director Pay                                  6
Schedule E - Closed Bank Accounts                                      7
Schedule F - Balance Sheet                                             8

(1) The Operating Report covers the period of November 3, 2002 through
November 30,2002(end of fiscal November) unless otherwise noted
(2) All information in this monthly operating report includes all filing entities of Phar-Mor, Inc. Separate information is not available as financial information and cash activity is commingled among all filing entities.
(3) All cash information within the Operating Report excludes cash balances at stores, cash in transit from stores, cash balances in store depository accounts, or outstanding checks
(4) See Schedule A (Pg 3) for the weekly detail of cash and debt activity summarized on this page
(5) Includes borrowings, pay-downs, changes in letter of credit balances, and fees and adjustments made by Fleet

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
Phar-Mor, Inc
Schedule A-Weekly Cash Summary(1)

                                                                  November Cash Activity
                                                 11/09/2002       11/16/2002         11/23/2002        11/30/2002          Total
                                        --------------------------------------------------------------------------------------------
Operating Cash Activity
+ Cash Receipts                                        $ -               $ -                $ -               $ -               $ -
+ Credit/Debit Card Receipts                          (203)                -                (21)                -              (224)
+ AR & 3rd Party Receipts                          804,171           378,471          2,502,825           736,393         4,421,860
+ Other Receipts (2)                               216,872            13,352            123,564           228,111           581,899
                                        --------------------------------------------------------------------------------------------
                      Total Receipts           $ 1,020,840         $ 391,823        $ 2,626,368         $ 964,504       $ 5,003,535

- AP & Vendor Payments                           $ 688,102         $ 197,102          $ 144,151         $ 138,357       $ 1,167,712
- Non-Merchandise Payments                          82,331            47,841             36,742            51,329           218,243
- Total Payroll                                     74,787           288,833             35,810            34,183           433,613
                                        --------------------------------------------------------------------------------------------
                 Total Disbursements             $ 845,220         $ 533,776          $ 216,703         $ 223,869       $ 1,819,568

                                        --------------------------------------------------------------------------------------------
Net Operating Cash Activity                      $ 175,620        $ (141,953)       $ 2,409,665         $ 740,635       $ 3,183,967
                                        --------------------------------------------------------------------------------------------

Pre-Debt Cash Summary
Beginning Cash Balance                        $ 52,835,199      $ 53,010,819       $ 52,868,866      $ 55,278,531      $ 52,835,199
+/- Net Cash Activity                              175,620          (141,953)         2,409,665           740,635         3,183,967
                                        --------------------------------------------------------------------------------------------
            Cash Balance before Debt          $ 53,010,819      $ 52,868,866       $ 55,278,531      $ 56,019,166      $ 56,019,166

Fleet Activity
+ Weekly Borrowings                                    $ -               $ -                $ -                                 $ -
- Weekly Paydown                                         -                 -                  -                                   -
                                        --------------------------------------------------------------------------------------------
                  Net Fleet Activity                   $ -               $ -                $ -               $ -               $ -

                                        --------------------------------------------------------------------------------------------

Cash Balance After Debt                       $ 53,010,819      $ 52,868,866       $ 55,278,531      $ 56,019,166      $ 56,019,166
                                        --------------------------------------------------------------------------------------------

Summary of Outstanding Debt
Beginning Revolver Balance (3)                         $ -               $ -                $ -               $ -               $ -
+/- Net Fleet Activity                                   -                 -                  -                 -                 -
+/- Fleet Fees & Adjustments                             -                 -                  -                 -                 -
+/- Changes in LOCs                                      -                 -                  -                 -                 -
                                        --------------------------------------------------------------------------------------------
          Ending Revolver Balance (3)                  $ -               $ -                $ -               $ -               $ -

(1) Based on the timing of checks clearing (no float)
(2) Includes proceeds received from asset sales (inventory, scripts files)

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Phar-Mor, Inc
Schedule B-Accounts Receivable Rollforward(1)

                                                                         4-Weeks Ended
                                                                           11/30/2002
                                                               ----------------------------------
Rollforward


Beginning Balance as of 11/03/2002                                     $ 785,480

+ Sales on Account                                                           $ -
- Collections/Adjustments                                               (587,426)
                                                               ------------------
             Net Change in Receivables                                $ (587,426)

Ending Receivables Balance                                             $ 198,054


Ending Balance Aging
                                                                    Balance        % of Total
                                                               ----------------------------------
0-30 Days                                                               $ (5,911)          -3.0%
31-60 Days                                                                     -            0.0%
61-90 Days                                                                87,652           44.3%
Over 90 Days                                                             116,313           58.7%
                                                               ----------------------------------
                                 Total                                 $ 198,054          100.0%





(1) Accounts receivables relate to pharmacy 3rd party amounts owed and amounts owed from credit card companies




Phar-Mor, Inc
Schedule C-Accounts Payable Rollforward


                                                             4-Weeks Ended
                                                               11/30/2002
                                                   ----------------------------------
Rollforward

Beginning Balance as of 11/03/02 (1)                    $ (7,712,164)

+ New Credit                                               $ 945,353
- Checks Cut                                                (662,248)
- Payments Received from Vendors                           1,187,751
                                                   ------------------
                Net Change in Payables                   $ 1,470,856

Ending Payables Balance (2)                             $ (6,241,308)


Ending Balance Aging
                                                        Balance        % of Total
                                                   ----------------------------------
0-30 Days                                                  $ 780,829          -12.5%
31-60 Days                                                    68,331           -1.1%
61-90 Days                                                 1,045,208          -16.7%
Over 90 Days                                              (8,135,676)         130.4%
                                                   ----------------------------------

                                 Total                  $ (6,241,308)         100.0%



(1) Payables balance is zero on petition date per the automatic stay provision
(2) Debit balance is the result of "cash in advance" terms and deposits paid to vendors during the Operating Report period

Phar-Mor, Inc
Schedule D-Officer and Director Pay

                                     11/09/2002        11/16/2002        11/23/2002         11/30/2002           Total
                             -------------------------------------------------------------------------------------------
Non-Officer                           $ 65,613         $ 280,070          $ 26,429           $ 25,420         $ 397,532
Officers                                 9,174             8,763             9,381              8,763            36,081
                             -------------------------------------------------------------------------------------------
Total Payroll                         $ 74,787         $ 288,833          $ 35,810           $ 34,183         $ 433,613




Phar-Mor, Inc
Schedule E-Closed Bank Accounts

Financial Institution     Entity     Account Name    Account Number    Date

No accounts were closed during November 2002

Phar-Mor, Inc
Schedule F-Balance Sheet



PHAR-MOR, INC. AND SUBSIDIARIES (DEBTOR-IN-POSSESSION)
CONSOLIDATED STATEMENT OF NET LIABILITIES IN LIQUIDATION (LIQUIDATION BASIS)
(in thousands)
                                                                                            As of
                                                                                          11/30/2002
ASSETS
Cash and cash equivalents                                                                        56,047
Accounts receivable - net                                                                         3,611
Prepaid expenses                                                                                    865
Other assets                                                                                      3,932
                                                                                       -----------------

Total assets                                                                                     64,455

 LIABILITIES
Liabilities subject to compromise - unsecured claims                                            181,783
Liabilities subject to compromise - priority and administrative claims                           20,300
Accounts payable                                                                                  1,170
Accrued expenses                                                                                  7,736
Reserve for estimated costs during the liquidation                                                2,595
Self insurance reserves                                                                           1,631
                                                                                       -----------------

Total liabilities                                                                               215,215
                                                                                       -----------------


Net liabilities in liquidation                                                                  150,760
                                                                                       =================
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